Exhibit 99.1

Ooma Reports Fiscal First Quarter 2024 Financial Results

Sunnyvale, Calif., May 23, 2023 -- Ooma, Inc. (NYSE: OOMA), a smart communications platform for businesses and consumers, today released financial results for the fiscal first quarter ended April 30, 2023.

Fiscal First Quarter 2024 Financial Highlights:

•
Revenue: Total revenue was $56.9 million, up 13% year-over-year. Subscription and services revenue increased to $53.0 million from $46.7 million in the first quarter of fiscal 2023, and was 93% of total revenue, primarily driven by the growth of Ooma Business and the acquisition of OnSIP.
•
Net Income/Loss: GAAP net loss was $0.3 million, or $0.01 per basic and diluted share, compared to GAAP net loss of $0.8 million, or $0.03 per basic and diluted share, in the first quarter of fiscal 2023. Non-GAAP net income was $4.0 million, or $0.16 per diluted share, compared to non-GAAP net income of $3.0 million, or $0.12 per diluted share in the prior year period.
•
Adjusted EBITDA: Adjusted EBITDA was $4.8 million, compared to $3.9 million in the first quarter of fiscal 2023.

For more information about non-GAAP net income and Adjusted EBITDA, see the section below titled "Non-GAAP Financial Measures" and the reconciliation provided in this release.

"Ooma achieved a solid start to its fiscal 2024 with Q1 revenue increasing to $56.9 million and non-GAAP net income of $4.0 million,” said Eric Stang, chief executive officer of Ooma. “Q1 revenue growth of 13%, year-over-year, was driven by 27% year-over-year growth in business services revenue, which now makes up 56% of total services revenue. As planned, we made progress in Q1 introducing new Office Pro+ features, growing our user base in Europe, expanding our vertical markets and partnerships, and broadening the capabilities and customer adoption of our AirDial POTS replacement solution. Looking forward, we intend to continue to invest in our key strategic initiatives and the development of new partnerships to drive profitable growth.”

Business Outlook:

For the second quarter of fiscal 2024, Ooma expects:

•
Total revenue in the range of $57.4 million to $57.9 million.
•
GAAP net loss in the range of $0.6 million to $0.9 million and GAAP net loss per share in the range of $0.02 to $0.04.
•
Non-GAAP net income in the range of $3.5 million to $3.8 million and non-GAAP net income per share in the range of $0.13 to $0.15.

For the full fiscal year 2024, Ooma expects:

•
Total revenue in the range of $235.5 million to $238.5 million.
•
GAAP net loss in the range of $0.9 million to $2.9 million, and GAAP net loss per share in the range of $0.04 to $0.12.
•
Non-GAAP net income in the range of $14.5 million to $16.5 million, and non-GAAP net income per share in the range of $0.55 to $0.63.

The following is a reconciliation of GAAP net loss to non-GAAP net income and GAAP basic and diluted net loss per share to non-GAAP diluted net income per share guidance for the second fiscal quarter ending July 31, 2023 and the fiscal year ending January 31, 2024 (in millions, except per share data):

	Projected range
	Three Months Ending	Fiscal Year Ending
	July 31, 2023	January 31, 2024
	(unaudited)
GAAP net loss	($0.6)-($0.9)	($0.9)-($2.9)
Stock-based compensation and related taxes	3.7	14.6
Amortization of intangible assets	0.7	2.8
Non-GAAP net income	$3.5-$3.8	$14.5-$16.5

GAAP net loss per share	($0.02)-($0.04)	($0.04)-($0.12)
Stock-based compensation and related taxes	0.14	0.56
Amortization of intangible assets	0.03	0.11
Non-GAAP net income per share	$0.13-$0.15	$0.55-$0.63

Weighted-average number of shares used in per share amounts:
Basic	25.2	25.6
Diluted	26.0	26.3

Conference Call Information:

Ooma will host a conference call and live webcast for analysts and investors today at 5:00 p.m. Eastern time. The news release with the financial results will be accessible from the company's website prior to the conference call.

Parties in the United States and Canada can access the call by dialing +1 (888) 550-5744, using conference ID 4726540. International parties can access the call by dialing +1 (646) 960-0223, using conference ID 4726540.

The webcast will be accessible on the Events and Presentations page of Ooma’s investor relations website, https://investors.ooma.com for a period of at least one year. A telephonic replay of the conference call will be available from approximately two hours after the call is completed or about 8:00 p.m. Eastern time on May 23, 2023 until 11:59 p.m. Eastern time Tuesday, May 30, 2023. To access the replay, parties in the United States and Canada should call +1 (800) 770-2030 and use conference code 4726540. International parties should call +1 (647) 362-9199 and use conference code 4726540.

Non-GAAP Financial Measures

In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), this press release and the accompanying tables contain certain non-GAAP financial measures, including: non-GAAP net income, non-GAAP net income per share, non-GAAP gross profit and gross margin, non-GAAP operating income, and Adjusted EBITDA. Adjusted EBITDA represents the net income before interest and other income, income tax provision, depreciation and amortization of capital expenditures, amortization of intangible assets, and stock-based compensation expense and related taxes.

Other non-GAAP financial measures exclude stock-based compensation expense and related taxes, and amortization of intangible assets. Non-GAAP weighted-average diluted shares include the effect of potentially dilutive securities from the company’s stock-based benefit plans.

These non-GAAP financial measures are presented to provide investors with additional information regarding our financial results and core business operations. Ooma considers these non-GAAP financial measures to be useful measures of the operating performance of the company, because they contain adjustments for unusual events or factors that do not directly affect what management considers to be Ooma's core operating performance and are used by the company's management for that purpose. Management also believes that these non-GAAP financial measures allow for a better evaluation of the company's performance by facilitating a meaningful comparison of the company's core operating results in a given period to those in prior and future periods. In addition, investors often use similar measures to evaluate the operating performance of a company.

Non-GAAP financial measures are presented for supplemental informational purposes only to aid an understanding of the company's operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies. A limitation of the non-GAAP financial measures presented is that the adjustments relate to items that the company generally expects to continue to recognize. The adjustment of these items should not be construed as an inference that the adjusted gains or expenses are unusual, infrequent or non-recurring. Therefore, both GAAP financial measures of Ooma's financial performance and the respective non-GAAP measures should be considered together. Please see the reconciliation of non-GAAP financial measures to the most directly comparable GAAP measure in the tables below.

Disclosure Information

Ooma uses the investor relations section on its website as a means of complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor Ooma's investor relations website in addition to following Ooma's press releases, Securities and Exchange Commission (“SEC”) filings, and public conference calls and webcasts.

Legal Notice Regarding Forward-Looking Statements

This press release contains forward-looking statements under the Private Securities Litigation Reform Act of 1995. In particular, the financial projections under “Business Outlook” and the statements contained in the quotations of our Chief Executive Officer with respect to expectations regarding the Company’s growth initiatives may constitute forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical facts and generally contain words such as "believes”, "expects”, "may”, "will”, "should”, "seeks”, "approximately”, "intends”, "plans”, "estimates”, "anticipates”, and other expressions that are predictions of or indicate future events. Although the forward-looking statements contained in this press release are based upon information available at the time the statements are made and reflect management's good faith beliefs, forward-looking statements inherently involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements to differ materially from anticipated future results. Important factors that could cause actual results to differ materially from expectations include, among others: our inability to attract new customers on a cost-effective basis; our inability to retain customers; our inability to realize expected returns from our investments made in connection with our international expansion efforts and development of new product features; failure to realize AirDial opportunities; intense competition; loss of key retailers and reseller partnerships; our reliance on vendors to manufacture the on-premise appliances and end-point devices we sell; our reliance on third parties for our network connectivity and co-location facilities; our reliance on third parties for some of our software development, quality assurance and operations; our reliance on third parties to provide the majority of our customer service and support representatives; and interruptions to our service. You should not place undue reliance on these forward-looking statements, which speak only as of the date hereof. We do not undertake to update or revise any forward-looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law.

The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in our filings which we make with the SEC from time to time, including the risk factors contained in our Annual Report on Form 10-K for the year ended, January 31, 2023, filed with the SEC on April 7, 2023. The forward-looking statements in this press release are based on information available to Ooma as of the date hereof, and Ooma disclaims any obligation to update any forward-looking statements, except as required by law.

About Ooma, Inc.

Ooma (NYSE: OOMA) creates powerful connected experiences for businesses and consumers, delivered from its smart cloud-based SaaS platform. For businesses of all sizes, Ooma provides advanced voice and collaboration features including messaging, intelligent virtual attendants, and video conferencing to help them run more efficiently. For consumers, Ooma’s residential phone service provides PureVoice HD voice quality, advanced functionality and integration with mobile devices. Learn more at www.ooma.com or www.ooma.ca in Canada.

INVESTOR CONTACT:

Matthew S. Robison

Director of IR and Corporate Development

Ooma, Inc.

ir@ooma.com

(650) 300-1480

MEDIA CONTACT:

Mike Langberg

Director of Corporate Communications

Ooma, Inc.

press@ooma.com

(650) 566-6693

OOMA, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited, amounts in thousands)

	April 30,	January 31,
	2023	2023
Assets
Current assets:
Cash and cash equivalents	$27,390	$24,137
Short-term investments	987	2,723
Accounts receivable, net	8,734	7,131
Inventories	25,320	26,246
Other current assets	13,620	14,368
Total current assets	76,051	74,605
Property and equipment, net	8,448	7,996
Operating lease right-of-use assets	16,887	12,702
Intangible assets, net	9,722	10,463
Goodwill	8,655	8,655
Other assets	17,972	16,584
Total assets	$137,735	$131,005

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$18,872	$13,462
Accrued expenses and other current liabilities	20,600	26,726
Deferred revenue	16,630	17,216
Total current liabilities	56,102	57,404
Long-term operating lease liabilities	13,987	10,426
Other liabilities	23	31
Total liabilities	70,112	67,861

Stockholders' equity:
Common stock	5	5
Additional paid-in capital	200,398	195,605
Accumulated other comprehensive loss	(11)	(23)
Accumulated deficit	(132,769)	(132,443)
Total stockholders' equity	67,623	63,144
Total liabilities and stockholders' equity	$137,735	$131,005

OOMA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, amounts in thousands, except share and per share data)

	Three Months Ended
	April 30, 2023	April 30, 2022
Revenue:
Subscription and services	$53,049	$46,723
Product and other	3,803	3,614
Total revenue	56,852	50,337

Cost of revenue:
Subscription and services	14,725	13,209
Product and other	6,175	5,176
Total cost of revenue	20,900	18,385
Gross profit	35,952	31,952

Operating expenses:
Sales and marketing	17,990	16,151
Research and development	11,953	10,498
General and administrative	6,617	6,062
Total operating expenses	36,560	32,711
Loss from operations	(608)	(759)
Interest and other income, net	415	33
Loss before income taxes	(193)	(726)
Income tax provision	(133)	(40)
Net loss	$(326)	$(766)

Net loss per share of common stock:
Basic and diluted	$(0.01)	$(0.03)

Weighted-average shares of common stock outstanding:
Basic and diluted	25,178,008	24,116,144

OOMA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, amounts in thousands)

	Three Months Ended
	April 30, 2023	April 30, 2022
Cash flows from operating activities:
Net loss	$(326)	$(766)
Adjustments to reconcile net loss to net cash provided by operating activities:
Stock-based compensation expense	3,500	3,336
Depreciation and amortization of capital expenditures	1,063	850
Amortization of intangible assets	741	326
Amortization of operating lease right-of-use assets	647	717
Other	(2)	15
Changes in operating assets and liabilities:
Accounts receivable, net	(1,603)	1,688
Inventories and deferred inventory costs	965	(493)
Prepaid expenses and other assets	(755)	(2,681)
Accounts payable, accrued expenses and other liabilities	(2,352)	(1,950)
Deferred revenue	(594)	(223)
Net cash provided by operating activities	1,284	819

Cash flows from investing activities:
Proceeds from maturities and sales of short-term investments	1,750	4,800
Purchases of short-term investments	—	(3,380)
Capital expenditures	(1,374)	(1,459)
Business acquisition, working capital adjustments	300	—
Net cash provided by (used in) investing activities	676	(39)

Cash flows from financing activities:
Proceeds from issuance of common stock	1,724	1,554
Shares repurchased for tax withholdings on vesting of restricted stock units	(431)	(348)
Net cash provided by financing activities	1,293	1,206
Net increase in cash and cash equivalents	3,253	1,986
Cash and cash equivalents at beginning of period	24,137	19,667
Cash and cash equivalents at end of period	$27,390	$21,653

OOMA, INC.

Reconciliation of Non-GAAP Financial Measures

(Unaudited, amounts in thousands, except percentages, share and per share data)

	Three Months Ended
	April 30, 2023	April 30, 2022
Revenue	$56,852	$50,337

GAAP gross profit	$35,952	$31,952
Stock-based compensation and related taxes	260	248
Amortization of intangible assets	110	73
Non-GAAP gross profit	$36,322	$32,273

Gross margin on a GAAP basis	63%	63%
Gross margin on a Non-GAAP basis	64%	64%

GAAP operating loss	$(608)	$(759)
Stock-based compensation and related taxes	3,595	3,440
Amortization of intangible assets	741	326
Non-GAAP operating income	$3,728	$3,007

GAAP net loss	$(326)	$(766)
Stock-based compensation and related taxes	3,595	3,440
Amortization of intangible assets	741	326
Non-GAAP net income	$4,010	$3,000

GAAP basic and diluted net loss per share	$(0.01)	$(0.03)
Stock-based compensation and related taxes	0.14	0.14
Amortization of intangible assets	0.03	0.01
Non-GAAP net income per basic share	$0.16	$0.12
Non-GAAP net income per diluted share	$0.16	$0.12

GAAP weighted-average basic and diluted shares	25,178,008	24,116,144
Non-GAAP weighted-average diluted shares	25,665,906	24,909,140

GAAP net loss	$(326)	$(766)
Reconciling items:
Interest and other income, net	(415)	(33)
Income tax provision	133	40
Depreciation and amortization of capital expenditures	1,063	850
Amortization of intangible assets	741	326
Stock-based compensation and related taxes	3,595	3,440
Adjusted EBITDA	$4,791	$3,857